EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS

NOTE 7 – EQUITY METHOD INVESTMENTS

On August 15, 2014, we acquired a 50% interest in Cannabinoid Research & Development Company Limited (“CRD”), a Jamaican company, in exchange for 40,000 shares of our common stock valued at $88,000 based on the previous day’s closing price of our stock. We also committed to provide expertise on design-build, genetics, cultivation, production, processing, productizing, labeling, packaging, marketing, branding and distribution of products, as well as use of our intellectual property in the operations of CRD. During the year ended December 31, 2016, CRD had minimal operating activities. However, in November 2016, the Jamaican government accepted applications from CRD for a Tier 1 Cultivar license and a Research and Development license. Predicated upon the potential approval of the license applications from the Jamaican government, CRD entered to an agreement with the Caribbean Institute of Medical Research in January 2017, for collaboration in the use of medical cannabis therapies through biomedical research and development for the nutraceutical industry. We accounted for this $88,000 as an equity method investment on our consolidated balance sheets.

On January 19, 2017, the Company and CRD signed a letter of intent (the “LOI”) with the Caribbean Institute of Medical Research (“CARIMER”) to collaborate on advancing clinical research on medical cannabis. CARIMER is the Jamaican-based division of MPR Development Group, a full service global Clinical Research and Development Organization (“CRO”). CARIMER also serves as the research arm of several medical facilities and hospitals in the Caribbean and collaborates with health institutions to support health care research projects around the world. According to the terms of the LOI, during the next two months the parties will work to finalize the clinical trial and financial terms.